John Hancock Funds II

Supplement dated March 11, 2016 to the current prospectus

John Hancock Retirement Living through II 2010 Portfolio

John Hancock Retirement Living through II 2015 Portfolio

John Hancock Retirement Living through II 2020 Portfolio

John Hancock Retirement Living through II 2025 Portfolio

John Hancock Retirement Living through II 2030 Portfolio

John Hancock Retirement Living through II 2035 Portfolio

John Hancock Retirement Living through II 2040 Portfolio

John Hancock Retirement Living through II 2045 Portfolio

John Hancock Retirement Living through II 2050 Portfolio

John Hancock Retirement Living through II 2055 Portfolio (the “Funds”)

Effective after the close of business on March 11, 2016, Class R2 and Class R4 shares of the Funds will no longer be offered to new investors or existing shareholders.

You should read this supplement in conjunction with the Funds’ prospectus and retain it for future reference.